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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED JULY 15, 2009
                                       TO
                PROSPECTUSES DATED MAY 1, 2009 (AS SUPPLEMENTED)

This supplement describes changes to the prospectuses for Pioneer PRISM, Pioneer PRISM L and Pioneer PRISM XC variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (866) 547-3793 to request a free copy.

I.   MINIMUM GUARANTEED INTEREST RATE

In "THE ANNUITY CONTRACT" section of the Pioneer PRISM, Pioneer PRISM L, and Pioneer PRISM XC prospectuses, in the fifth paragraph, change the sentence "The minimum interest rate depends on the year your contract is issued but will not be less than 1%" to "The minimum interest rate depends on the date your contract is issued but will not be less than 1%."

II.  GUARANTEED WITHDRAWAL BENEFITS

In the "LIVING BENEFITS" section of the Pioneer PRISM, Pioneer PRISM L, and Pioneer PRISM XC prospectuses, under "Guaranteed Withdrawal Benefits - Description of the Principal Guarantee - Managing Your Withdrawals," replace the second and third sentences with the following:

     To retain the guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals during a contract year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the contract owner or the contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced.

III. METLIFE INVESTORS USA DESCRIPTION

In the "OTHER INFORMATION" section of the prospectuses, under the "MetLife Investors USA" heading, delete the second paragraph (regarding membership in the Insurance Marketplace Standards Association).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (866) 547-3793
Irvine, CA 92614

                                                             SUPP-USA.PRISM.0709

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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED JULY 15, 2009
                                       TO
                      STATEMENTS OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2009

This supplement modifies information in the Statements of Additional Information ("SAIs") dated May 1, 2009 for variable annuity contracts issued by MetLife Investors USA Insurance Company ("us"). This supplement should be read in its entirety and kept together with your SAI for future reference. If you would like another copy of the SAI, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

METLIFE INVESTORS USA DESCRIPTION

In the "COMPANY" section of the SAI, delete the last paragraph (regarding membership in the Insurance Marketplace Standards Association).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (866) 547-3793
Irvine, CA 92614

                                                           PRISM.SUPP-SAIUSA0709